UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 10, 2007

SEMCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Michigan	001-15565	38-2144267
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Third Street, Suite A, Port Huron, Michigan	48060
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	810-987-2200

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On October 10, 2007, SEMCO Energy, Inc. (the “Company”) issued a press release announcing that Cap Rock Holding Corporation received a final order granting regulatory approval from the Regulatory Commission of Alaska required for its acquisition of the Company.  A copy of the press release issued by the Company on October 10, 2007 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

99.1	Press Release issued October 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMCO Energy, Inc.
(Registrant)

Date: October 10, 2007	By:	/s/ Michael V. Palmeri

Michael V. Palmeri Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Form 8-K

Exhibit No.	Description	Filed
		Herewith	By Reference

99.1	Press Release issued October 10, 2007.	x